Exhibit 10.12

EXECUTION

YCC Holdings LLC

CLASS A UNIT PURCHASE AGREEMENT

THIS CLASS A UNIT PURCHASE AGREEMENT (this “Agreement”) is made as of February 6, 2007, by and between YCC Holdings LLC, a Delaware limited liability company (the “Company”), and Madison Dearborn Capital Partners V-A, L.P., a Delaware limited partnership, Madison Dearborn Capital Partners V-C, L.P., a Delaware limited partnership, and Madison Dearborn Partners V Executive-A, L.P., a Delaware limited partnership (collectively, the “Purchasers”). Capitalized terms used but not otherwise defined herein or in the LLC Agreement (as defined below) shall have the meanings set forth in Section 10 hereof.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

Section 1. Sale of Interest. The Company has authorized the sale and issuance to each Purchaser, and hereby sells and issues to each Purchaser, the number of Class A Common Units of the Company indicated on Schedule A hereto at a price per Class A Common Unit of $100.00 for an aggregate purchase price of set forth on Schedule A (the “Purchase Price”). The Class A Common Units purchased hereunder shall constitute “Purchased Units.”

Section 2. Purchase. Each Purchaser, intending to be legally bound, hereby irrevocably subscribes for, purchases and accepts the Purchased Units on the terms and conditions set forth herein, in the Company’s Limited Liability Company Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “LLC Agreement”) and in that certain Unitholders Agreement, dated as of the date hereof, by and among the Company and the other unitholders of the Company listed therein (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Unitholders Agreement”). Each Purchaser agrees, as a condition to the effectiveness of this Agreement and the issuances hereunder, to deliver counterpart signature pages to, and to be bound by the terms of, the LLC Agreement and the Unitholders Agreement. By execution of this Agreement, each Purchaser acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

Section 3. Method of Payment. Payment of the Purchase Price shall be made on the date hereof in an aggregate principal amount of $428,499,990.66 by means of a wire transfer of immediately available funds in an amount equal to the Purchase Price. The sale and issuance of the Purchased Units and the effectiveness of this Agreement is conditioned on the receipt of such funds by the Company.

Section 4. Restrictions on Transfers. The Purchased Units (and any securities issued with respect to the Purchased Units by way of a split, dividend, recapitalization, merger, consolidation, liquidation or other reorganization) shall be subject to the restrictions on transfer set forth in the LLC Agreement and the Unitholders Agreement.

Section 5. Representations and Warranties of the Company. As a material inducement to Purchasers to enter into this Agreement and purchase the Purchased Units, the Company hereby represents and warrants to each Purchaser that:

(a) Organization. The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

(b) Authorization; No Breach. The execution, delivery and performance of this Agreement have been duly authorized by the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for herein will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, or cause any acceleration of any other obligation of the Company.

(c) Capital of the Company. As of the date hereof, the outstanding equity interests of the Company consist of 4,274,286 Class A Common Units, all of which were purchased for $101.22 per Unit, and 427,643 Class B Common Units, including the Purchased Units issued pursuant to this Agreement. The Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its equity interests or any warrants, options or other rights to acquire its equity interests, except pursuant to the LLC Agreement, the Unitholders Agreement, Section 9 of this Agreement and any other Class A Unit Purchase Agreement executed by the Company on the date hereof. All of the Company’s outstanding Common Units, including the Purchased Units issued hereunder, shall be validly issued.

Section 6. Purchaser’s Representations and Warranties. In connection with the purchase and sale of the Purchased Units hereunder, each Purchaser hereby represents and warrants to the Company that:

(a) Purchaser’s Investment Representations. Such Purchaser hereby represents that it is acquiring the Purchased Units to be acquired by it hereunder for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. Such Purchaser acknowledges that the Purchased Units have not been registered under the Securities Act or applicable state securities laws and that the Purchased Units will be issued to such Purchaser in reliance on exemptions from the registration requirements of the Securities Act and applicable state statutes and in reliance on such Purchaser’s representations and agreements contained herein, in the LLC Agreement and in the Unitholders Agreement.

(b) No Conflict. The execution, delivery and performance by such Purchaser of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (with or without the giving of notice, the lapse of time, or both) result in a violation or breach of, conflict with, cause increased liability or fees, or require approval, consent or authorization under (i) any Legal Requirements applicable to such Purchaser or (ii) any contract to which such Purchaser is a party or by which Purchaser or any of its properties or assets may be bound or affected.

(c) Other Representations and Warranties of Purchaser. Each Purchaser hereby further represents and warrants to the Company that:

(i) Such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Purchased Units to be acquired by it hereunder and has had full access to such other information concerning the Company (including access to the LLC Agreement and the Unitholders Agreement) as Purchaser may have requested in making its decision to invest in the Purchased Units being issued hereunder;

(ii) Such Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act and has, by reason of its business and financial experience and the business and financial experience of those retained by it, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of holding the Purchased Units such that such Purchaser is sophisticated as contemplated by Rule 506(b)(2)(ii) under the Securities Act;

(iii) Such Purchaser is able to bear the economic risk and lack of liquidity of an investment in the Company and is able to bear the risk of loss of its entire investment in the Company, and such Purchaser fully understands and agrees that it may have to bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Purchased Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or unless an exemption from such registration is available;

(iv) Such Purchaser acknowledges that the Purchased Units are subject to the restrictions contained in the LLC Agreement and the Unitholders Agreement, and such Purchaser has received and reviewed a copy of the LLC Agreement and the Unitholders Agreement;

(v) Such Purchaser will not sell or otherwise transfer the Purchased Units without registration under the Securities Act (and any applicable state securities laws) or an exemption therefrom, and provided there exists such a registration or exemption, any transfer of Purchased Units by Purchaser or subsequent holders of the Purchased Units will be in compliance with the provisions of the Unitholders Agreement and the LLC Agreement;

(vi) Such Purchaser acknowledges that any certificate representing interests issued hereunder shall include the legend(s) set forth in the LLC Agreement and in this Agreement;

(vii) Such Purchaser has all requisite capacity and authority and all material authorizations necessary to carry out the transactions contemplated by this Agreement; and the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which such Purchaser is a party and the purchase of the Purchased Units hereunder have been duly authorized by such Purchaser;

(viii) Such Purchaser is not acquiring the Purchased Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, internet publication or similar media or broadcast over television, radio or the internet or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to such Purchaser in connection with investments in securities generally;

(ix) Such Purchaser is formed under the laws of the State of Delaware;

Section 7. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Agreement” has the meaning set forth in the preamble.

“Board” has the meaning set forth in the LLC Agreement.

“Common Units” shall mean the Company’s Class A Common Units and Class B Common Units and any other securities into which such Common Units are exchanged or converted.

“Legal Requirement” shall mean any law, treaty, statute, code, ordinance, decree, administrative order, constitution, permit, directive, policy, standard, rule, building, zoning, subdivision, health and safety and other land use laws, regulation, or requirement of any government entity and all judicial, quasi-judicial, administrative, quasi-administrative and arbitral judgments, orders (including injunctions) decisions or awards of any government entity, including general principles of common law, civil law and equity, in each case having the force of law and binding on Purchaser, any property or his assets.

“LLC Agreement” has the meaning set forth in Section 2.

“Merger” shall mean the merger of Merger Sub into Yankee Candle, as contemplated by that certain Agreement and Plan of Merger dated October 24, 2006 among the Company, Merger Sub and Yankee Candle.

“Merger Sub” means Yankee Acquisition Corp., a Massachusetts corporation.

“Original Cost” means $101.22 per Class A Common Unit.

“Purchaser” has the meaning set forth in the preamble.

“Purchased Units” has the meaning set forth in Section 1.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation or limited liability company of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or managers directly or through one or more subsidiaries.

“Unitholders Agreement” has the meaning set forth in Section 2.

“Yankee Candle” means The Yankee Candle Company, Inc., a Massachusetts corporation and indirect, wholly-owned Subsidiary of the Company.

Section 8. Miscellaneous.

(a) Transfers in Violation of Agreement. Any transfer or attempted transfer of any Purchased Units in violation of any provision of this Agreement, the LLC Agreement or the Unitholders Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Purchased Units as the owner of such Purchased Units for any purpose.

(b) Legend. If the Purchased Units are certificated, each certificate evidencing Purchased Units shall be stamped or otherwise imprinted with the legend set forth in Section 12.8 of the LLC Agreement.

(c) Irrevocability: Binding Effect on Successors and Assigns. Each Purchaser hereby acknowledges and agrees that, except as provided under applicable federal and state securities laws, the purchase hereunder is irrevocable, that such Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Purchaser hereunder, and that this Agreement and such other agreements shall survive the dissolution or liquidation of such Purchaser and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns. If such Purchaser is more than one person, the obligations of such Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Purchaser and its administrators, successors, legal representatives, and assigns.

(d) Survival of Covenants, Representations and Warranties. All covenants, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(i) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(j) Governing Law. The limited liability company law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its interestholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(k) WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(l) Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(m) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Purchasers.

(n) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(o) Notices. Any notice provided for in this Agreement must be in writing and must be personally delivered, sent by telecopy with original to follow by overnight courier service, by first class mail (postage prepaid and return receipt requested) or reputable overnight courier service (charges prepaid) to the recipient at the addresses indicated below:

Notices to the Company:

YCC Holdings LLC
c/o The Yankee Candle Company, Inc.
16 Yankee Candle Way
South Deerfield, MA 01373
Attention:	General Counsel
Facsimile:	(413) 665-9147

with copies to (which shall not constitute notice):

Madison Dearborn Partners
Three First National Plaza
38th Floor
Chicago, Illinois 60602
Attention:	Robin P. Selati
George Peinado
Facsimile:	312-895-1056

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile:	(312) 861-2200
Attention:	Edward T. Swan, P.C.
Michael D. Paley

Notices to Purchasers:

c/o Madison Dearborn Capital Partners
Three First National Plaza
38th Floor
Chicago, Illinois 60602
Facsimile:	(312) 895-1056
Attention:	Robin P. Selati
George Peinado

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile:	(312) 861-2200
Attention:	Edward T. Swan, P.C.
Michael D. Paley

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or, if sent by telecopy the day of receipt, or if mailed, three days after deposit in the U.S. mail (return receipt requested) and one day after deposit with a reputable overnight courier service.

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IN WITNESS WHEREOF, the parties hereto have executed this Unit Purchase Agreement on the date first written above.

YCC HOLDINGS LLC

By:	/s/ Harlan M Kent
Name:	Harlan M. Kent
Its:	President

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director

Schedule A

Purchaser Name	Number of Class A Common Units	Price Per Class A Common Unit	Total Purchase Price
Madison Dearborn Capital Partners V-A, L.P.	3,330,116	$101.22	$337,074,341.52

Madison Dearborn Capital Partners V-C, L.P.	869,884	$101.22	$88,049,658.48

Madison Dearborn Capital Partners V Executive-A, L.P.	33,353	$101.22	$3,375,990.66

TOTAL	4,233,353	N/A	$428,499,990.66